Business Acquisitions, Goodwill and Acquired Intangible Assets	12 Months Ended
Jan. 03, 2016
Business Combinations [Abstract]
Business Acquisitions, Goodwill and Acquired Intangible Assets
Business Acquisitions, Goodwill and Acquired Intangible Assets
The Company spent $66.7 million, $195.8 million and $128.2 million on acquisitions and other investments in 2015, 2014 and 2013, respectively.
On June 5, 2015, Teledyne DALSA BV, a Netherlands-based subsidiary, acquired ICM for an initial payment of $21.4 million, net of cash acquired. The Company paid a $0.4 million purchase price adjustment in 2015. An additional $2.6 million of the purchase price is subject to an indemnification holdback, all or a portion of which is payable in December 2016. Based in Liège, Belgium, ICM is a supplier of portable X-ray generators for non-destructive testing applications, as well as complete X-ray imaging systems for on-site security screening and is part of the Digital Imaging segment.
On April 29, 2015, Teledyne DALSA, Inc. acquired the remaining 49% noncontrolling interest in the parent company of Optech for $22.0 million in cash. As a result of the purchase, the difference between the cash paid and the balance of noncontrolling interest was recorded to additional paid in capital. The balance of the noncontrolling interest of $41.2 million at December 28, 2014 decreased by $0.3 million for the net loss and $1.3 million in translation adjustments prior to the purchase which eliminated the remaining balance.  The balance of the noncontrolling interest of $47.0 million at December 29, 2013 decreased by $2.1 million for the net loss and $3.7 million in translation adjustments, resulting in a balance of $41.2 million at December 28, 2014. Teledyne no longer has any noncontrolling interests.  Optech is part of the Digital Imaging segment.
On February 2, 2015, Teledyne acquired Bowtech through a U.K.-based subsidiary for $18.9 million in cash, net of cash acquired and including an estimated working capital adjustment. Based in Aberdeen, Scotland, Bowtech designs and manufactures harsh underwater environment vision systems and is part of the Instrumentation segment.
Also in 2015, Teledyne made an additional investment in Ocean Aero and now owns a 36.9% interest in Ocean Aero which is accounted for under the equity method.
Teledyne funded the purchases from borrowings under its credit facility and cash on hand. The ICM, Bowtech and Optech acquisitions were funded with cash held by foreign subsidiaries. The results of the acquisitions have been included in Teledyne’s results since the dates of the respective acquisition.
During 2014, Teledyne made four acquisitions, the largest of which was Bolt in November 2014.
On November 18, 2014, Teledyne acquired all of the outstanding common shares of Bolt for $22.00 per share payable in cash. The aggregate value for the transaction was $171.0 million, excluding transaction costs and taking into account Bolt’s stock options, other liabilities and net cash on hand. Bolt is a developer and manufacturer of marine seismic data acquisition equipment used for offshore oil and natural gas exploration. Bolt is also a developer and manufacturer of remotely operated robotic vehicles systems used for a variety of underwater tasks. Bolt had sales of $67.5 million for its fiscal year ended June 30, 2014. In addition to the acquisition of Bolt in 2014, the Company completed the acquisition of three businesses and invested in Ocean Aero in 2014 for a total of $24.8 million.
All of the 2014 acquisitions are part of the Instrumentation segment.
During 2013, Teledyne made four acquisitions, the largest of which was RESON in March 2013. On March 1, 2013, a subsidiary of Teledyne acquired all the outstanding shares of RESON for $69.7 million, net of cash acquired. RESON, headquartered in Slangerup, Denmark, provides multibeam sonar systems and specialty acoustic sensors for hydrography, global marine infrastructure and offshore energy operations. RESON had sales of €50.8 million for its fiscal year ended December 31, 2012, and is part of the Instrumentation segment. In addition to the acquisition of RESON in 2013, the Company completed the acquisition of three businesses and made other investments for a total of $58.5 million, primarily within the Instrumentation segment.
The results of these acquisitions have been included in Teledyne’s results since the dates of their respective acquisition.
The primary reasons for the above acquisitions were to strengthen and expand our core businesses through adding complementary product and service offerings, allowing greater integrated products and services, enhancing our technical capabilities or increasing our addressable markets. The significant factors that resulted in recognition of goodwill were: (a) the purchase price was based on cash flow and return on capital projections assuming integration with our businesses and (b) the calculation of the fair value of tangible and intangible assets acquired that qualified for recognition. Teledyne funded the purchases primarily from borrowings under its credit facility and cash on hand.
Teledyne’s goodwill was $1,140.2 million at January 3, 2016, and $1,150.6 million at December 28, 2014. The decrease in the balance of goodwill in 2015 resulted from the impact of exchange rate changes partially offset by goodwill on current year acquisitions. Teledyne’s net acquired intangible assets were $243.3 million at January 3, 2016, and $277.6 million at December 28, 2014. The decrease in the balance of acquired intangible assets in 2015 resulted from amortization and the impact of exchange rate changes, partially offset by current year acquisitions. The Company’s cost to acquire Bowtech and ICM has been allocated to the assets acquired and liabilities assumed based upon their respective fair values as of the date of the completion of the acquisition. The differences between the fair value of the consideration paid and the estimated fair value of the assets and liabilities acquired has been recorded as goodwill. The Company is still in the process of specifically identifying the amount to be assigned to certain assets, including acquired intangible assets, and liabilities and the related impact on taxes and goodwill for the ICM acquisition. The Company made preliminary estimates as of January 3, 2016, since there was insufficient time between the acquisition date and the end of the period to finalize the analysis. The Company completed the allocation of the cost to acquire the Bolt acquisition in 2015. As a result, goodwill for the Bolt acquisition increased by $3.4 million. There were no changes for the other 2014 acquisitions.
The following tables show the purchase price (net of cash acquired), goodwill acquired and intangible assets acquired for the acquisitions made in 2015 and 2014 (in millions):

	2015
Name	Acquisition Date	Cash Paid (a)	Goodwill Acquired	Acquired Intangible Assets
Bowtech	February 2, 2015	$18.9	$7.0	$4.3
ICM	June 5, 2015	21.8	19.2	5.8
Purchase of remaining interest of Optech	April 29, 2015	22.0	—	—
Other investments		4.0	1.4	0.9
		$66.7	$27.6	$11.0
(a) net of any cash acquired.

	2014
Name	Acquisition Date	Cash Paid (a)	Goodwill Acquired	Acquired Intangible Assets
Photon	March 30, 2014	$2.9	$1.4	$1.5
Atlas	August 17, 2014	5.2	3.6	0.8
Bolt	November 18, 2014	171.0	128.8	41.5
Oceanscience	October 22, 2014	14.7	9.0	4.4
Other investments		2.0	—	—
		$195.8	$142.8	$48.2
(a) net of any cash acquired.

Estimated fair values allocated to the assets acquired and liabilities assumed (in millions):	2015	2014
Current assets, excluding cash acquired	$8.5	$34.0
Property, plant and equipment	9.8	8.7
Goodwill	27.6	142.8
Other acquired intangible assets	11.0	48.2
Other long-term assets	1.9	5.3
Total assets acquired	58.8	239.0
Current liabilities	(5.1)	(26.0)
Long-term liabilities	(9.0)	(17.2)
Total liabilities assumed	(14.1)	(43.2)
Noncontrolling interests (a)	22.0	—
Cash paid, net of cash acquired	$66.7	$195.8
(a) relates to the purchase of the remaining interest in Optech.

The following table is a summary at the acquisition date of the acquired intangible assets and weighted average useful life in years for the acquisitions made in 2015 and 2014 (dollars in millions):

	2015		2014
Intangibles subject to amortization:	Intangible Assets	Weighted average useful life in years	Intangible Assets	Weighted average useful life in years
Proprietary technology	$5.7	9.9	$18.4	11.0
Customer list/relationships	3.0	8.3	21.4	11.3
Backlog	—	n/a	0.8	0.3
Total intangibles subject to amortization	8.7	9.4	40.6	11.0

Intangibles not subject to amortization:
Trademarks	2.3	n/a	7.6	n/a
Total intangibles not subject to amortization	2.3	n/a	7.6	n/a
Total acquired intangible assets	$11.0	n/a	$48.2	n/a

Goodwill	$27.6	n/a	$142.8	n/a

Except for the Atlas and Oceanscience acquisitions, goodwill resulting from the acquisitions made in fiscal 2015 and 2014 will not be deductible for tax purposes.

Goodwill (in millions):	Instrumentation	Digital Imaging	Aerospace and Defense Electronics	Engineered Systems	Total
Balance at December 29, 2013	$549.5	$318.5	$145.6	$24.2	$1,037.8
Current year acquisitions	142.8	—	—	—	142.8
Foreign currency changes	(12.2)	(16.3)	(1.1)	(0.4)	(30.0)
Balance at December 28, 2014	680.1	$302.2	$144.5	$23.8	$1,150.6
Current and prior year acquisitions (a)	11.8	19.2	—	—	31.0
Foreign currency changes	(11.1)	(28.9)	(1.0)	(0.4)	(41.4)
Balance at January 3, 2016	$680.8	$292.5	$143.5	$23.4	$1,140.2

(a) Includes $3.4 million related to the completion of the Bolt purchase price allocation in 2015.

	2015			2014
	Gross carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount
Other acquired intangible assets (in millions):
Proprietary technology	$198.6	$114.2	$84.4	$202.8	$99.7	$103.1
Customer list/relationships	114.3	58.8	55.5	117.6	51.0	66.6
Patents	0.7	0.6	0.1	0.7	0.6	0.1
Non-compete agreements	0.9	0.9	—	0.9	0.9	—
Trademarks	3.4	2.1	1.3	3.4	1.9	1.5
Backlog	12.5	12.5	—	13.2	12.7	0.5
Other acquired intangible assets subject to amortization	330.4	189.1	141.3	338.6	166.8	171.8
Other acquired intangible assets not subject to amortization
Trademarks	102.0	—	102.0	105.8	—	105.8
Total other acquired intangible assets:	$432.4	$189.1	$243.3	$444.4	$166.8	$277.6

Amortizable other intangible assets are amortized on a straight-line basis over their estimated useful lives ranging from one to 15 years. Consistent with Teledyne’s growth strategy, we seek to acquire companies in markets characterized by high barriers to entry and that include specialized products not likely to be commoditized.  Given our markets and highly engineered nature of our products, the rates of new technology development and customer acquisition and/or attrition are often not volatile.  As such, we believe the value of acquired intangible assets decline in a linear, as opposed to an accelerated fashion, and we believe amortization on a straight-line basis is appropriate.
The Company recorded $30.6 million, $32.0 million and $31.5 million in amortization expense in 2015, 2014 and 2013, respectively, for other acquired intangible assets. The expected future amortization expense for the next five years is as follows (in millions): 2016 - $27.6; 2017 - $25.9; 2018 - $22.9; 2019 - $15.5; 2020 - $13.7.
The estimated remaining useful lives by asset category as of January 3, 2016, are as follows:

Intangibles subject to amortization	Weighted average remaining useful life in years
Proprietary technology	4.9
Customer list/relationships	5.4
Patents	5.3
Trademarks	8.0
Total intangibles subject to amortization	5.1